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                  PUTNAM HARTFORD CAPITAL MANAGER (SERIES VI)
                       PUTNAM HARTFORD CAPITAL ACCESS II
                      PUTNAM HARTFORD CAPITAL MANAGER PLUS
                              SEPARATE ACCOUNT TEN
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
      SUPPLEMENT DATED JANUARY 8, 2002 TO THE PROSPECTUS DATED MAY 1, 2001

The following is added to the sub-section entitled "How do I purchase a Contract?" in "The Contract" section of the prospectus:

If you selected Putnam Hartford Capital Manager, for Contracts issued in Oregon, Premium Payments will only be accepted prior to the third Contract Anniversary. For Contracts issued in Massachusetts, subsequent Premium Payments will only be accepted until the Annuitant's 63rd birthday or the third Contract Anniversary, whichever is later.

If you selected Putnam Hartford Capital Access II, for Contracts issued in Massachusetts, Premium Payments are accepted until the later of age 67 or the seventh Contract Anniversary. For Contracts issued in Oregon, Premium Payments are accepted for the first seven Contract years only.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

333-69429
333-39608
333-91931
HV-3559